Exhibit 10.17

AMENDMENT NO. 2 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2013, is entered into by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, certain Lenders (as defined in the Credit Agreement (as defined below)) party hereto, and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Lender.

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of November 5, 2012 (as amended by that certain Amendment No. 1 and Limited Waiver to Amended and Restated Credit Agreement dated as of May 9, 2013, as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower; and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement set forth herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the proviso at the end of the definition of “Acquisition” to read as follows:

“; provided, however, that the following shall not be considered “Acquisitions”: (a) any asset purchase consisting solely of Receivables Portfolios, (b) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness, (c) any asset purchase by one or more Subsidiaries of Propel Acquisition LLC consisting solely of Tax Liens and (d) the purchase of equity interests by any Subsidiary of Propel Acquisition LLC of an entity (1) the assets of which consist solely of Tax Liens, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness”.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Investment” to read as follows:

“‘Investment’ of a Person means any loan, advance (other than commission, travel and similar advances to officers, employees made in the ordinary course of business), extension of credit (other than Accounts arising in the ordinary course of business, but including Contingent Obligations with respect to any obligation or liability of another Person) or contribution of capital by such Person; stocks, bonds, mutual funds, limited liability company interests, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person; provided, however, that the following shall not be considered an “Investment”: (a) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness, (b) the purchase of equity interests by any Subsidiary of Propel Acquisition LLC of an entity (1) the assets of which consist solely of Tax Liens, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness and (c) Permitted Restructurings.”

(c) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of “Tax Liens” in proper alphabetical order:

“Tax Liens” means liens on the assets of any Person in respect of delinquent property tax receivables.

(d) Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Section 7.4(k)” at the end of clause (a)(iii) in the definition of the term “Unrestricted Subsidiary” and substituting in lieu thereof a reference to “Section 7.4(k) or (l)”.

(e) Section 5.9 of the Credit Agreement is hereby amended by deleting the reference therein to “Section 7.4(c)” and substituting in lieu thereof a reference to “Section 7.4(c) and (l)”.

(f) Section 7.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (j) thereof, (ii) deleting the “.” at the end of clause (k) thereof, replacing it with “; and” and (iii) adding the following new clause (l) immediately thereafter:

“(l) Investments in one or more Unrestricted Subsidiaries that are made for the purpose of consummating the Acquisition of Cabot Credit Management Limited and certain of its Subsidiaries; provided that, (x) no Default or Event of Default shall have occurred and be continuing as of the date of any such Investment or would result from the making of any such Investment and (y) such Investments under this clause (l) shall not exceed $230,000,000 in an aggregate at any time outstanding.”

3. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(a) No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to this Amendment.

(b) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitute the valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) The execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Credit Agreement, the Prudential Senior Secured Note Agreement, any Material Indebtedness Agreement, any other material agreement or other material instrument binding on any Loan Party or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens (if any) created under the Loan Documents and/or (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Loan Parties.

(d) The execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

4. Effective Date.

(a) This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”) to the satisfaction of the Administrative Agent:

(i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Required Lenders;

(ii) the Administrative Agent shall have received a certificate of a Responsible Officer, in form and substance acceptable to Administrative Agent, certifying that, before and immediately after giving effect to this Amendment, (1) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (2) no Default or Event of Default exists and is continuing;

(iii) the Administrative Agent shall have received a certificate of a Responsible Officer, in form and substance acceptable to Administrative Agent, certifying that attached thereto are true and complete copies of the resolutions adopted by Borrower approving this Amendment;

(iv) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings;

(v) the Administrative Agent shall have received certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under applicable laws in connection with the execution, delivery, performance, validity and enforceability of this Amendment, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(vi) the Administrative Agent shall have received a certified copy of an amendment to the Prudential Senior Secured Note Agreement duly executed by each party thereto, in form and substance acceptable to the Administrative Agent; and

(vii) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

(b) For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

(c) From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date.

5. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.6 AND 10.7 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.2 of the Credit Agreement.

(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(f) The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

(g) In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Collateral Agent from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENCORE CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	Chief Executive Officer

Encore Capital Group, Inc.

Amendment No. 2 Signature Pages

SUNTRUST BANK,
as Administrative Agent and as Lender

By:	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Vice President

Encore Capital Group, Inc.

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BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Angel Sutoyo
Name:	Angel Sutoyo
Title:	Senior Vice President

Encore Capital Group, Inc.

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FIFTH THIRD BANK, as Lender

By:	/s/ Gregory J Vollmer
Name:	Gregory J Vollmer
Title:	Vice President

Encore Capital Group, Inc.

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ING CAPITAL LLC, as Lender

By:	/s/ Mary Forstner
Name:	Mary Forstner
Title:	Director

Encore Capital Group, Inc.

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DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Roey Eyal
Name:	Roey Eyal
Title:	Director

By:	/s/ Denise Chen
Name:	Denise Chen
Title:	Vice President

Encore Capital Group, Inc.

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CALIFORNIA BANK & TRUST, as Lender

By:	/s/ Michael Powell
Name:	Michael Powell
Title:	Senior Vice President

Encore Capital Group, Inc.

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CITIBANK, N.A., as Lender

By:	/s/ Rita Raychaudhuri
Name:	Rita Raychaudhuri
Title:	Senior Vice President

Encore Capital Group, Inc.

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BANK LEUMI USA, as Lender

By:	/s/ Alex Menache
Name:	Alex Menache
Title:	A.T.

Encore Capital Group, Inc.

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FIRST BANK, as Lender

By:	/s/ Susan J. Pepping
Name:	Susan J. Pepping
Title:	Senior Vice President

Encore Capital Group, Inc.

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CATHAY BANK, CALIFORNIA BANKING CORPORATION, as Lender

By:	/s/ Shahid Kathrada
Name:	Shahid Kathrada
Title:	Vice President

Encore Capital Group, Inc.

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MANUFACTURERS BANK, as Lender

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

Encore Capital Group, Inc.

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BARCLAYS BANK PLC, as Lender

By:	/s/ Patrick Kerner
Name:	Patrick Kerner
Title:	Assistant Vice President

Encore Capital Group, Inc.

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RBS CITIZENS, N.A., as Lender

By:	/s/ Megan Livingston
Name:	Megan Livingston
Title:	Vice President

Encore Capital Group, Inc.

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TORREY PINES BANK, as Lender

By:	/s/ Robert McNamara
Name:	Robert McNamara
Title:	Senior Vice President

Encore Capital Group, Inc.

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Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

ENCORE CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	Chief Executive Officer

MIDLAND CREDIT MANAGEMENT, INC.

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	Chief Executive Officer

MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

MIDLAND FUNDING NCC-2 CORPORATION

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

MIDLAND INTERNATIONAL LLC

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Encore Capital Group, Inc.

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MIDLAND PORTFOLIO SERVICES, INC.

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

MIDLAND INDIA LLC

By:	/s/ Glen V. Freter
Name:	Glen V. Freter
Title:	Treasurer

PROPEL ACQUISITION, LLC

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Encore Capital Group, Inc.

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